UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

March 1, 2010
Date of Report (date of Earliest Event Reported)

SECURE PATH TECHNOLOGY

HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-144287	20-8552192
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

844 Seward Street
Los Angeles, CA 90038
(Address of principal executive offices and zip code)

323-993-8830
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed from last report)
[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                AMENDMENTS TO ARTICLES OF INCORPORATION

On March 1, 2010, Secure Path Technology Holdings Inc., a Nevada corporation and a wholly-owned subsidiary of Rosca, Inc., a Nevada corporation (the “Company”), was merged into the Company with the Company being the surviving entity. In accordance with the merger, the Company changed its name to “SECURE PATH TECHNOLOGY HOLDINGS INC.”.

The Company has submitted this information to FINRA and the Company will be receiving a new ticker symbol as a result of its name change upon completion of FINRA’s processing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE PATH TECHNOLOGY HOLDINGS INC.

Date: April 9, 2010                                                                By: /s/ Josh C. Kline
Name: JOSH C. KLINE
Title: CEO